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                                                                    EXHIBIT 99.2

                    SETTLEMENT AND MUTUAL RELEASE AGREEMENT

    This SETTLEMENT AND MUTUAL RELEASE AGREEMENT ("Agreement") is made and entered into by and between Colthurst Limited, a corporation duly organized and existing under the laws of Belize ("Colthurst"), Edenland, Inc., a corporation duly organized and existing under the laws of Belize ("Edenland"), and Patrick
T. Prendergast ("Prendergast") on the one hand, and Hollis-Eden Pharmaceuticals, Inc. (the "Company") on the other (collectively, Colthurst, Edenland, Prendergast and the Company are referred to herein as the "Parties"). This Agreement is entered into and effective as of January 20, 2000.

                                    RECITALS

     WHEREAS, a dispute has arisen between the parties in regard to their respective rights, duties and obligations under: (1) the May 18, 1994 License Agreement entered into between Colthurst and Patrick T. Prendergast on the one hand, and Holmedco Pharmaceuticals Corporation (the predecessor-in-interest to Hollis-Eden Pharmaceuticals, Inc.) on the other (the "Colthurst Agreement", attached hereto as Exhibit A); (2) the August 25, 1994 License Agreement entered into between Edenland, Inc. and Patrick T. Prendergast on the one hand, and Holmedco Pharmaceuticals Corporation on the other (the "Edenland Agreement", attached hereto as Exhibit B); and (3) the August 25, 1994 Research, Development and Option Agreement entered into between Edenland, Inc. and Patrick T. Prendergast on the one hand, and Holmedco Pharmaceuticals Corporation on the other (the "RDO Agreement", attached hereto as Exhibit C) (collectively, the Colthurst Agreement, the Edenland Agreement and the RDO Agreement shall be referred to herein as the "Prior Agreements").

     WHEREAS, Hollis-Eden filed on November 5, 1999 filed two separate complaints and demands for arbitration with the American Arbitration Association entitled Hollis-Eden Pharmaceuticals, Inc. v. Patrick T. Prendergast and Colthurst Limited (Matter No. 50 T 133 00402 99) and Hollis-Eden Pharmaceuticals
v. Patrick T. Prendergast and Edenland, Inc. (Matter No. 50 T 133 00403 99) (collectively, the "Actions") alleging breach of the Prior Agreements and other non-contractual claims;

     WHEREAS, Prendergast and Colthurst served on November 15, 1999 a Notice of Termination of the Colthurst Agreement; and on November 16, 1999, the Company filed with the American Arbitration Association a first amended complaint in the action entitled Hollis-Eden Pharmaceuticals, Inc. v. Patrick T. Prendergast and Colthurst Limited (Matter No. 50 T 133 00402 99), including in its declaratory relief action a determination of the validity of Respondents' Notice of Termination;

     WHEREAS, Prendergast, Edenland, and Colthurst (collectively, "Respondents") filed on December 1, 1999 counterclaims in the Actions alleging breach of the Prior Agreements and other non-contractual claims against the Company;

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     WHEREAS, the Parties agree that this Agreement shall supercede and replace any previous agreements between the Parties, including the Prior Agreements and all amendments thereto; and

     WHEREAS, the Parties desire to settle and discharge any and all actual or potential claims and controversies between them, known or unknown, and further desire to effectuate the terms of the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants, waivers and releases contained herein, it is agreed by and between the Parties hereto as follows:

  1. Technology Assignment Agreement. Concurrently with the execution of the Agreement, the Company and Respondents shall enter the Technology Assignment Agreement attached hereto as Exhibit D.

  2. Stock Issuance Agreement. Also concurrently with the execution of this Agreement, the Company and Respondents shall enter into the Common Stock and Warrant Agreement attached hereto as Exhibit E.

  3. Sponsored Research and License Agreement. Also concurrently with the execution of this Agreement, the Company and Respondents shall enter into the Sponsored Research and License Agreement attached hereto as Exhibit F.

  4. Support Of Management. For so long as Respondents or their agents, subsidiaries, representatives or affiliates own shares of Company Common Stock (or securities exercisable into shares of Company Common Stock), Prendergast, Colthurst and Edenland agree that they shall, and shall cause their agents, subsidiaries, representatives, affiliates and family members of Prendergast who are stockholders of the Company to (i) support, and vote all of his, her or its shares of Common Stock in favor of, any management or board of director proposals subject to a stockholder vote; (ii) not submit a proposal for stockholder approval not previously approved in writing by the Company's board of directors (the "Board"); (iii) not vote his, her or its shares of Common Stock in favor of proposals that are expressly opposed by Company management or Board; and (iv) not make any short sale or maintain any short position, or establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to the Company's Common Stock. The obligations of Respondents in clauses (i), (ii) and (iii) of the forgoing sentence shall be applicable only during such time as Richard B. Hollis is either the Chairman or the Chief Executive Officer of the Company, unless the reason for his failure to be either the Chairman or the Chief Executive Officer is due to his death or disability. For purposes of this Agreement, "affiliate" shall mean any company or entity controlled by, controlling, or under common control with a party hereto and shall include any company fifty percent (50%) or more of whose voting stock or participating profit interest is owned or controlled, directly or indirectly, by a party, and any company which owns or controls, directly or indirectly, fifty percent (50%) or more of the voting stock of a party.

  5. Stockholder Communications. Respondents further agree that they shall not, with respect to any communication with any actual or potential stockholder of the Company, and

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shall cause their agents, subsidiaries, affiliates, representatives and family members who are stockholders of the Company not to (i) make any disparaging statements regarding the Company, its management, Board members, employees or affiliates, (ii) disclose any confidential information regarding the Company or any aspect of its business and (iii) for so long as Respondents or their employees, agents, directors, subsidiaries affiliates own shares of Company Common Stock, encourage any such stockholder or potential stockholder to (a) vote against any management or Board proposal subject to stockholder vote or (b) submit a proposal for stockholder approval not previously approved in writing by the Board or (c) vote in favor of proposals that are expressly opposed by Company management the Board. Respondents shall not be deemed in breach of clause (iii) of the foregoing sentence unless the Company demonstrates to Respondents the occurrence of such breach by a preponderance of the evidence. Further, the obligations of Respondents in clause (iii) above shall be applicable only during such time as Richard B. Hollis is either the Chairman or the Chief Executive Officer of the Company, unless the reason for the his failure to be either the Chairman or the Chief Executive Officer is due to his death or disability.

  6. Market Standoff Agreement. Respondents further agree, so long as Respondents, collectively, hold at least one percent (1%) of the Company's outstanding Common Stock and upon request of the underwriters managing an underwritten public offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock without the prior written consent of such underwriters, for such period of time (not to exceed 180 days) from the effective date of the registration statement relating to such underwritten public offering as may be requested by the underwriters; provided that the executive officers and directors of the Company who own stock of the Company also agree to such restrictions.

  7. Confidentiality and Publicity. The provisions of this Agreement, the Technology Assignment Agreement, the Sponsored Research and License Agreement and the Common Stock and Warrant Agreement (collectively, the "New Agreements") shall be held in strictest confidence by the Parties and shall not be publicized or disclosed in any manner whatsoever other than pursuant to the press release to be issued by the Company on or soon after the date hereof, a copy of which is attached hereto as Exhibit G (the "Press Release"). Notwithstanding the prohibition in the preceding sentence: (a) the Parties may disclose the New Agreements in confidence to their respective attorneys, accountants, auditors, tax preparers, and financial advisors (and, in the case of Prendergast, to members of his immediate family); (b) the Company may disclose the New Agreements as legally required corporate reporting or disclosure requirements; and (c) the Parties may disclose the New Agreements insofar as such disclosure may be necessary to enforce the terms of any of these agreements or as otherwise required by law.

  8. Termination of Prior Agreements. Subject to the execution of the New Agreements, the Prior Agreements are hereby terminated and are of no further force and effect. The Parties will retain no rights, duties or obligations under any of the Prior Agreements.

  9. Release of Claims by Respondents. Except as otherwise set forth in this Agreement, Prendergast, Colthurst and Edenland, on their behalf and on behalf of their directors,

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successors, assigns agents, employees, subsidiaries, representatives and affiliates, hereby release, acquit and forever discharge the Company, its officers, directors, agents, attorneys, servants, employees, stockholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the execution date hereof, including but not limited to: any and all such claims and demands directly or indirectly arising out of or in any way connected with the Actions, the Prior Agreements; claims or demands related to fees, royalties, stock, stock options, or any other ownership interests in the Company, expense reimbursements or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, tort law, contract law, discrimination, fraud, defamation, emotional distress, and breach of the implied covenant of good faith and fair dealing. Notwithstanding the foregoing, this release shall not include any claims based on obligations created by or reaffirmed in New Agreements.

  10. Release of Claims by the Company. Except as otherwise set forth in this Agreement, the Company, on its behalf and on behalf of its directors, successors, assigns, agents, employees, subsidiaries, representatives and affiliates, hereby releases, acquits and forever discharges Colthurst, Edenland, their officers, directors, agents, attorneys, servants, employees, stockholders, successors, subsidiaries, assigns and affiliates, and Prendergast, his heirs, legatees, successors and assigns of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the execution date hereof, including but not limited to: any and all such claims and demands directly or indirectly arising out of or in any way connected with the Actions, the Prior Agreements; claims or demands related to fees, royalties, stock, stock options, or any other ownership interests in the Company, expense reimbursements or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, tort law, contract law, discrimination, fraud, defamation, emotional distress, and breach of the implied covenant of good faith and fair dealing. Notwithstanding the foregoing, this release (i) shall not include any claims based on obligations created by or reaffirmed in the New Agreements and
(ii) is not intended to release any indemnification rights that the Company may have in connection with any third party action or claim against the Company.

  11. Section 1542 Waiver. The Parties acknowledge that they have read and understand Section 1542 of the Civil Code of the State of California, which reads as follows:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The Parties hereby expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction with respect to the release granted in this Agreement.

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  It is understood by the Parties that the facts may turn out to be other than or different from, the facts now believed by the parties to be true. Each party expressly assumes the risk of the facts turning out to be different that he or it believes them to be, and each party agrees that the Agreement shall in all respects be effective and not subject to termination or rescission because of any such mistake in belief.

  12. No Admissions. It is understood and agreed by the Parties that this Agreement represents a compromise settlement of various matters, and that the promises and payments in consideration of this Agreement shall not be construed to be an admission of any liability or obligation by either Party to the other Party or to any other person.

  13. Notices. All notices, instructions and other communications given hereunder or in connection herewith shall be in writing. Any such notice, instruction or communication shall be sent either (a) by registered or certified mail, return receipt requested, postage prepaid, or (b) via a reputable international express courier service, in each case to the address set forth below. Any such notice, instruction or communication shall be deemed to have been delivered three business days after it is mailed, by certified mail, postage prepaid, return receipt requested, or one business day after it is sent via a reputable international express courier service.

     If to the Company:  Hollis-Eden Pharmaceuticals, Inc.
                         9333 Genesee Avenue, Suite 200
                         San Diego, California 92121
                         Attn: Chief Executive Officer

     With a copy to:     William E. Grauer, Esq.
                         Cooley Godward LLP
                         4365 Executive Drive, Suite 1100
                         San Diego, California 92121

     If to Prendergast
     Colthurst, or
     Edenland:           Patrick T. Prendergast
                         c/o Colthurst Limited and Edenland, Inc.
                         Baybush, Straffan
                         County Kildare
                         Ireland

     With a copy to:     David. A. Donohoe, Esq.
                         Akin, Gump, Strauss, Hauer & Feld LLP
                         1333 New Hampshire Avenue, N.W.
                         Suite 400
                         Washington, D.C. 20036

Any Party may give any notice, instruction or communication in connection with this Agreement using any other means (including personal delivery, telecopy or ordinary mail), but no such notice, instruction or communication shall be deemed to have been delivered unless and until it is actually received by the Party to whom it was sent. Any Party may change the address to which

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notices, instructions or communications are to be delivered by giving the other
Party to this Agreement notice thereof in the manner set forth in this paragraph 13.

  14. Entire Agreement. This Agreement, including, Exhibits D-G hereto, constitute the complete, final and exclusive embodiment of the entire agreement between Respondents and the Company with regard to the subject matter hereof, and supersedes the Prior Agreements. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein. It may not be modified except in a writing signed by Prendergast and a duly authorized officer of the Company. Each Party has carefully read this Agreement, has been afforded the opportunity to be advised of its meaning and consequences by his or its respective attorneys, and signed the same of his or its own free will.

  15. Successors and Assigns. This Agreement shall bind the heirs, personal representatives, successors, assigns, executors, and administrators of each Party, and inure to the benefit of each Party, its heirs, successors and assigns.

  16. Applicable Law. This Agreement shall be deemed to have been entered into and shall be construed and enforced in accordance with the laws of the State of California as applied to contracts made and to be performed entirely within California.

  17. Severability. If a court of competent jurisdiction determines that any term or provision of this Agreement is invalid or unenforceable, in whole or in part, then the remaining terms and provisions hereof shall be unimpaired. Such court will have the authority to modify or replace the invalid or unenforceable term or provision with a valid and enforceable term or provision that most accurately represents the Parties' intention with respect to the invalid or unenforceable term or provision.

  18. Arbitration. To ensure rapid and economical resolution of any disputes which may arise under this Agreement, the Technology Assignment Agreement, the Sponsored Research and License Agreement or the Common Stock and Warrant Agreement, the Parties agree that any and all disputes or controversies of any nature whatsoever, arising from or regarding the interpretation, performance, enforcement or breach of this Agreement, the Technology Assignment Agreement, the Sponsored Research and License Agreement or the Common Stock and Warrant Agreement shall be resolved by confidential, final and binding arbitration (rather than trial by jury or court or resolution in some other forum) to the fullest extent permitted by law. Any arbitration proceeding pursuant to this Agreement shall be conducted by the American Arbitration Association ("AAA") in San Diego, under the then existing AAA commercial arbitration rules. All costs of arbitration, including reasonable attorneys' fees, shall be paid by the parties as ordered by the final decision of the arbitrator. Notwithstanding anything to the contrary contained herein, any party may apply to a court of competent jurisdiction for equitable relief for any breach or threatened breach of this Agreement, including but not limited to restraining orders and affirmative injunctive relief, and for ancillary orders in aid of the arbitration panel. Colthurst, Edenland, Prendergast and the Company agree to the jurisdiction and venue in the federal and state courts located in San Diego, California with respect to any such equitable relief.

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          If for any reason all or part of this arbitration provision is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not effect any other portion of this arbitration provision or any other jurisdiction, but this provision will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable part or parts of this provision had never been contained herein, consistent with the general intent of the Parties insofar as possible.

  19. Mutual Drafting. The parties acknowledge that each of the parties participate in the drafting and negotiation of this Agreement. For purposes of interpreting this Agreement, each provision, paragraph, sentence and word herein shall be deemed to have been mutually drafted by the parties. The parties intend for this Agreement to be construed and interpreted mutually in accordance with the plain meaning of the language contained herein, and are presumptively construed against any actual or purported draft or of any specific language contained herein.

  20. Further Steps. Each party shall promptly take whatever reasonable other and further steps may be necessary to effectuate the intent of this Agreement.

  21. Authority. Each of the parties and its signatory represents that the signatory is either a party or a business representative or assignee of a party, and is fully authorized to execute this Agreement on behalf of the party for whom he signs.

  22. Section Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  23. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument. Including signature pages, this Agreement consists of eight (8) pages.

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  IN WITNESS WHEREOF, the Parties have duly authorized and caused this Agreement to be executed as follows:

PATRICK T. PRENDERGAST,             HOLLIS-EDEN PHARMACEUTICALS, INC.
an individual

/s/ Patrick T. Prendergast          By:  /s/ Richard B. Hollis
------------------------------            -----------------------------
Patrick T. Prendergast              Richard B. Hollis


COLTHURST LIMITED                   EDENLAND, INC.


By: /s/ Patrick T. Prendergast      By: /s/ Patrick T. Prendergast
   ---------------------------         --------------------------------
Patrick T. Prendergast              Patrick T. Prendergast

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